March 31, 2016

Supplement

SUPPLEMENT DATED MARCH 31, 2016 TO THE PROSPECTUSES OF
Active Assets California Tax-Free Trust, dated October 30, 2015
Active Assets Government Securities Trust, dated October 30, 2015
Active Assets Money Trust, dated October 30, 2015
Active Assets Tax-Free Trust, dated October 30, 2015
(each, a "Fund")

At a meeting held on February 24-25, 2016, the Boards of the Funds approved the designation of each of Active Assets California Tax-Free Trust, Active Assets Money Trust and Active Assets Tax-Free Trust as a "retail money market fund," as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended, effective on or before October 14, 2016 (the "Effective Date"). As a retail money market fund, the Adviser of each applicable Fund will be permitted to continue to seek to maintain the Fund's share price at $1.00. In addition, as a result of a Fund's designation as a retail money market fund, on or before the Effective Date, the Fund will implement, and will work with its intermediaries to develop and implement, policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons. Effective on or about June 30, 2016 or such other date as selected by the Adviser, each applicable Fund may, upon advance written notification, involuntarily redeem investors that do not satisfy these eligibility requirements.

The following is hereby added as the last sentence to the sections of the Funds' Prospectuses entitled "Fund Summaries—Active Assets California Tax-Free Trust—Principal Risks, —Active Assets Government Securities Trust—Principal Risks, —Active Assets Money Trust—Principal Risks and —Active Assets Tax-Free Trust—Principal Risks":

The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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